UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No.___)

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[ ]	Preliminary Information Statement

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VAPORIN, INC.

(Name of Registrant as Specified In Its Charter)

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VAPORIN, INC.

4400 Biscayne Boulevard

Miami, FL 33137

(305) 576-9298

INFORMATION STATEMENT

We Are Not Asking You For A Proxy And You Are Requested Not To Send A Proxy.

You are not being asked to approve anything. This Information Statement is being provided to you solely for your information.

GENERAL INFORMATION

Why am I receiving these materials?

This Information Statement is mailed or furnished to holders of record of the outstanding common and preferred stock of Vaporin, Inc., a Delaware corporation (the “Company”), in connection with the action by written consent of shareholders taken without a meeting to approve a reverse stock split (the “Reverse Stock Split”), and to approve the Company’s 2014 Equity Incentive Plan, as amended (the “Plan”) and certain Restricted Stock Unit Agreements (the “RSU Agreements”) issued under the Plan which are described in this Information Statement. You are urged to read this Information Statement carefully and in its entirety for a description of the Reverse Stock Split, the Plan and the RSU Agreements.

The date of this Information Statement is August 13, 2014 and it is first being mailed on or about August 18, 2014. Pursuant to the Delaware General Corporation Law (the “DGCL”), the Company is required to provide prompt notice to the shareholders who have not consented in writing.

The Company is not soliciting your proxy or consent in connection with the Reverse Stock Split or approval of the Plan and the RSU Agreements.

What action was taken by written consent?

We obtained written consent by the holders of the majority of the voting power of the Company’s capital stock (the “Majority Shareholders”), approving the amendment to the Company’s Certificate of Incorporation (the “Certificate”) to amend the Certificate to effect a Reverse Stock Split at a ratio of 1-for-50.

In addition, we obtained written consent by the Majority Shareholders to approve the Plan, which was previously approved by the Company’s Board of Directors (the “Board”).

Finally, the Majority Shareholders approved the RSU Agreements, which were also previously approved by the Company’s Board of Directors.

When is the record date?

The close of business on June 16, 2014 is the record date (the “Record Date”) for the determination of shareholders entitled to consent and to receive this Information Statement.

What constitutes the voting power of the Company?

On the Record Date, there were 170,612,153 shares of common stock outstanding, 5,000,000 votes underlying outstanding Series B Preferred Stock and 36,736,962 votes underlying outstanding Series C Preferred Stock, each of which series of preferred stock votes on an as-converted basis. For the purpose of calculating the voting power of the Company, 9.99% ownership blockers were given effect to limit the voting power of certain shareholders. Since blockers limit the ability of certain shareholders to convert preferred securities into shares of the Company’s common stock, such shareholders are unable to vote any shares that they could not presently convert pursuant to the blockers.

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What vote was obtained to approve the amendment to the Certificate of Incorporation and the approval of the Plan and the RSU Agreements described in this Information Statement?

In accordance with Sections 228 and 242 of the DGCL, if the Board adopts a resolution to amend the Certificate, an affirmative vote of a majority of the outstanding voting power entitled to vote is required. In addition, the affirmative vote of a majority of the outstanding voting power entitled to vote is required to effect the shareholder approval of the Plan and the RSU Agreements.

Board Approval On March 31, 2014, the Board adopted an initial resolution creating the Plan. On May 30, 2014, the Board approved an amendment to the Plan increasing the total number of authorized shares under the Plan to 50 million and approving the RSU Agreements. On June 16, 2014, the Board adopted a resolution to authorize the Reverse Stock Split, subject to shareholder approval.

Shareholder Approval. On July 2, 2014, shareholder approval of the Reverse Stock Split, the Plan and the RSU Agreements was obtained through the written consent of our Majority Shareholders. Of the 212,349,115 share total outstanding voting power on the Record Date, the Majority Shareholders holding 108,730,313 votes or 50.3% of the outstanding voting power, executed a written consent to effectuate the Reverse Stock Split and approve the Plan and the RSU Agreements. As described above, for the purpose of calculating the voting power of the Company and the voting power of the consenting shareholders, 9.99% ownership blockers were given effect to limit the voting power of certain shareholders.

Therefore, a special meeting of the shareholders to approve the Reverse Stock Split and to approve the Plan and the RSU Agreements is unnecessary. If shareholders had been provided an opportunity to vote at a meeting, an affirmative vote of a majority of the outstanding voting power for each matter would also be required.

When will the Reverse Stock Split and the Shareholder Approval of the Plan and the RSU Agreements become effective?

Once we decide to implement the Reverse Stock Split, it would become effective on the date of filing of a Certificate of Amendment to our Certificate with the office of the Secretary of State of the State of Delaware. However, a Securities and Exchange Commission rule requires us to first give 10 days’ prior notice to the Financial Industry Regulatory Authority. Additionally, the Certificate of Amendment may not be filed until at least 20 calendar days after the mailing of this Information Statement.

As described above, the Plan and the RSU Agreements have already been approved by the Company’s Board of Directors and are therefore already in effect. However, the shareholder approval of these items will not be considered to be effective until 20 calendar days after the mailing of this Information Statement.

Who is paying the cost of this Information Statement?

The entire cost of furnishing this Information Statement will be paid by the Company.

Does any person have an interest in the adoption of the Reverse Stock Split or the approval of the Plan and RSU Agreements?

No shareholders will receive an extra or special benefit not shared on a pro-rata basis by all other holders of the same class.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Overview

Our Board has determined that it is in the Company’s and the shareholders’ best interests to effectuate the Reverse Stock Split at a ratio of 1-for-50. Accordingly, the Board and the Majority Shareholders have approved an amendment to our Certificate to effect a Reverse Stock Split at an exchange ratio of 1-for-50 (the “Split Ratio”).

The Reverse Stock Split will have no effect on the par value of our common stock or the number of authorized shares. No fractional shares will be issued in connection with the Reverse Stock Split. The proposed form of amendment to our Certificate to implement the Reverse Stock Split is attached to this Information Statement as Appendix A.

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Our common stock is currently quoted on the Over-The-Counter Bulletin Board under the symbol “VAPO”. On the Record Date, the last sale price of our common stock was $0.08 per share. Our Board believes that our relatively low per-share market price of our common stock impairs the acceptability of the common stock to potential investors and certain members of the investing public, including institutional investors.

Our Board may elect not to implement the approved Reverse Stock Split at its sole discretion. Our Board has the maximum flexibility to react to current market conditions and to therefore achieve the purposes of the Reverse Stock Split, if implemented, and to act in the best interests of the Company and our shareholders.

Purpose of the Reverse Stock Split

The Board believes that a Reverse Stock Split is desirable for a number of reasons, including:

Increase in Eligible Institutional and Other Investors. We believe a Reverse Stock Split may increase the price of our common stock or potentially decrease its volatility, and thus may allow a broader range of institutional investors with the ability to invest in our stock. For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks whose price is below a certain threshold. We believe that increased institutional investor interest in the Company and our common stock will potentially increase the overall market for our common stock.

Increase Analyst and Broker Interest. We believe a Reverse Stock Split would help increase analyst and broker-dealer interest in our common stock as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker/dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many brokerage houses have adopted investment guidelines and policies and practices that either prohibit or discourage them from investing or trading such stocks or recommending them to their clients and customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize that, based on our last reported closing stock price, we will initially remain a “penny stock” under the rules of the Securities and Exchange Commission because a penny stock trades at less than $5.00, we think the increase from the Reverse Stock Split will position us better if our business continues to increase as we expect. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of our common stock can result in shareholders or potential shareholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Risks of the Reverse Stock Split

The Reverse Stock Split may not increase our market capitalization, which would prevent us from realizing some of the anticipated benefits of the Reverse Stock Split. The market price of our common stock is based on a number of factors which may be unrelated to the number of shares outstanding. These factors may include our performance, general economic and market conditions and other factors, many of which are beyond our control. The market price per share may not rise, or it may remain constant in proportion to the reduction in the number shares outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. In the future, the market price of common stock following the Reverse Stock Split may not equal or exceed the market price prior to the Reverse Stock Split.

Effects of the Reverse Stock Split

Reduction of Shares Held by Individual Shareholders. After the effective date of the Reverse Stock Split, each common shareholder will own fewer shares of our common stock. However, the Reverse Stock Split will affect all of our common shareholders uniformly and will not affect any common shareholder’s percentage ownership interests in us, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share as described below. As discussed further below, we will pay cash in lieu of fractional shares. The number of shareholders of record will not be affected by the Reverse Stock Split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split). However, if the Reverse Stock Split is approved, it will increase the number of shareholders who own “odd lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of common stock.

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Change in Number and Exercise Price of Employee and Equity Awards. The Reverse Stock Split will reduce the number of shares of common stock available for issuance under our equity plans (including the Plan) and agreements in proportion to the Split Ratio. Under the terms of our outstanding equity and option awards, the Reverse Stock Split will cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards in proportion to the Split Ratio of the Reverse Stock Split and will cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares authorized for future issuance under our equity plans will also be proportionately reduced. The number of shares of common stock issuable upon exercise or vesting of stock option awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding. Warrant and other convertible security holders, if any, will also see a similar reduction of the number of shares such instruments are convertible into as stock option holders described above.

Regulatory Effects. Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the common stock under the Exchange Act or our obligation to publicly file financial and other information with the Securities and Exchange Commission. If the Reverse Stock Split is implemented, our common stock will continue to trade on the Over-The-Counter Bulletin Board.

In addition to the above, the Reverse Stock Split will have the following effects upon our common stock:

●	The number of shares owned by each holder of common stock will be reduced;

●	The per share loss and net book value of our common stock will be increased because there will be a lesser number of shares of our common stock outstanding;

●	The authorized common stock and the par value of the common stock will remain $0.0001 per share;

●	The stated capital on our balance sheet attributable to the common stock will be decreased and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased;

●	All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of common stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of common stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split;

●	As mentioned above, the Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Shares of common stock after the Reverse Stock Split will be fully paid and non-assessable. The amendment will not change any of the other the terms of our common stock. The shares of common stock after the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of common stock prior to the Reverse Stock Split.

Because the number of authorized shares of our common stock will not be reduced, an overall effect of the Reverse Stock Split of the outstanding common stock will be an increase in authorized but unissued shares of our common stock. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Stock Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock and preferred stock.

Our outstanding shares of Series B Preferred Stock and Series C Preferred Stock vote on an as-converted basis, subject to limitations resulting from ownership blockers as described above. The conversion price at which each series of preferred stock is convertible into common stock will be proportionately adjusted. As a result, the proportionate voting rights and other rights will not be affected by the Reverse Stock Split.

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Once we implement a Reverse Stock Split, the share certificates representing the shares will continue to be valid. In the future, new share certificates will be issued reflecting the Reverse Stock Split, but this in no way will affect the validity of your current share certificates. The Reverse Stock Split will occur without any further action on the part of our shareholders. After the effective date of the Reverse Stock Split, each share certificate representing the shares prior to the Reverse Stock Split will be deemed to represent the number of shares shown on the certificate, divided by the Split Ratio. Certificates representing the shares after the Reverse Stock Split will be issued in due course as share certificates representing shares prior to the Reverse Stock Split are tendered for exchange or transfer to our transfer agent. We request that shareholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing new shares following the Reverse Stock Split that are issued in exchange for share certificates issued prior to the Reverse Stock Split representing old shares that are restricted shares will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new shares after the Reverse Stock Split, the time period during which a shareholder has held their existing pre-Reverse Stock Split shares will be included in the total holding period.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split would become effective upon the filing of a Certificate of Amendment to our Certificate with the Secretary of State of the State of Delaware. The timing of the filing of the Certificate of Amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our shareholders. In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to our Certificate, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split. If a Certificate of Amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of one year from the Record Date, our Board will abandon the Reverse Stock Split.

After the filing of the Certificate of Amendment, our common stock will have a new CUSIP number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

As soon as practicable after the Reverse Stock Split our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., shareholders who hold their shares directly in their own name and not through a broker). Record holders of pre-Reverse Stock Split shares will be asked to surrender to the transfer agent certificates representing pre-Reverse Stock Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

For street name holders of pre-Reverse Stock Split shares (i.e., shareholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the effective date of the Reverse Stock Split.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No service charges, brokerage commissions or transfer taxes will be payable by any shareholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Payment for Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, shareholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (a) the average of the closing trading prices (as adjusted to reflect the Reverse Stock Split) of the Company’s common stock, as reported on the Over-The-Counter Bulletin Board, during the 20 consecutive trading days ending on the trading day immediately prior to the date of the filing of the Certificate of Amendment and (b) the fractional interest.

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Accounting Matters

The par value per share of our common stock will remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheet attributable to common stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of our common stock outstanding. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences

Each shareholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your own particular situation.

The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only shareholders who hold the pre-Reverse Stock Split shares and post-Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address shareholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign shareholders, shareholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, shareholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”), shareholders who are subject to the alternative minimum tax provisions of the Code, and shareholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a shareholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

A holder of the pre- Reverse Stock Split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre- Reverse Stock Split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-Reverse Stock Split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

No Appraisal Rights

Shareholders have no rights under the DGCL or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

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Anti-Takeover Effects of the Reverse Stock Split

The overall effect of the Reverse Stock Split may be to render more difficult the accomplishment of mergers or the assumption of control by a principal shareholder and thus make the removal of management more difficult.

The effective increase in our authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by our Board to thwart a takeover attempt. The over-all effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to shareholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent shareholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the reasons for the Reverse Stock Split is to increase the ability of institutions to purchase our common stock and the interest in our common stock by analysts and brokers. This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Additionally, the Reverse Stock Split is not intended to effect a going private transaction.

 Neither our Certificate nor our Bylaws presently contain any provisions having anti-takeover effects and the Reverse Stock Split is not a plan by our Board to adopt a series of amendments to our Certificate or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

APPROVAL OF THE 2014 EQUITY INCENTIVE PLAN

Overview and Purpose of the Shareholder Approval

Our Board believes it is in the Company’s and the shareholders’ best interests to seek approval of the Company’s 2014 Equity Incentive Plan, as amended, and our Majority Shareholders have taken action by written consent to formally approve the Plan.

Since shareholder approval of a company’s equity compensation plans and arrangements is a prerequisite to listing on a major national securities exchange, shareholder approval of the Plan would move the Company closer to listing if, in the future, the Board were to seek listing of the Company’s securities. While the Company does not otherwise meet any listing requirements, our management elected to do this at this time to avoid future delay and expense.

In addition, shareholder approval of the Plan will allow the Company to issue options that qualify as incentive stock options under Section 422(b) of the Code, increasing the Company’s flexibility with respect to compensation decisions.

No Appraisal Rights

Shareholders have no rights under the DGCL or under our charter documents to exercise dissenters’ rights of appraisal with respect to the approval of the Plan.

Description of the Plan

In the following paragraphs we provide a summary of the terms of the Plan, as amended. The full text of the Plan is attached to this Information Statement as Appendix B.

Background

In March 2014, we established the Plan with 25 million shares of common stock authorized for issuance. On May 30, 2014, the Board approved an amendment to the Plan increasing the total shares authorized for issuance to under the Plan to 50 million. As of the date of this Information Statement, 10 million shares remain available for issuance. The Plan is a broad-based plan in which all employees, consultants, officers, and directors of the Company are eligible to participate. The purpose of the Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract individuals of outstanding ability to become employees, consultants, officers and directors of the Company.

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Administration

The Plan is administered by our Board, or by our Compensation Committee, which collectively we refer to as the “Administrator.” The Board may delegate to officers of the Company the power to grant awards to persons that do not qualify as “Covered Employees” under Section 162(m)(3) of the Code or “insiders” for the purposes of the federal securities laws.

Eligibility

Awards granted under the Plan may be restricted stock, restricted stock units, options and stock appreciation rights (“SARs”) which are awarded to employees, consultants, officers and directors, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to our success. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion.

As of the date of this Information Statement, individuals eligible to participate in the Plan included three executive officers (consisting of the Company’s Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer) and eight non-executive-officer employees.

Limitation on Awards

The exercise price of options or SARs granted under the Plan shall not be less than the fair market value of our common stock at the time of grant. The option price may be paid in United States dollars by check or wire transfer or, at the discretion of the Administrator, by delivery of shares of our common stock having fair market value equal as of the date of exercise to the cash exercise price, or a combination thereof.

Stock Options

The Administrator may grant either qualified options, which are options that qualify as incentive stock options under Section 422(b) of the Code, or non-qualified stock options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Administrator, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the on the trading date before the option is granted.

Stock Appreciation Rights

A SAR entitles the holder to receive, as designated by the Administrator, cash or shares of common stock, having a value equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise over the exercise price established by the Administrator.

The exercise price of each SAR granted under the Plan shall be established by the Administrator or shall be determined by the method established by the Administrator at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of the grant of the SAR, or such higher price as is established by the Administrator. Shares of common stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Administrator may establish in the applicable SAR agreement or document, if any.

Restricted Stock Awards

A restricted stock award gives the recipient a stock award subject to restriction on sale. The Administrator determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award generally will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares.

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Restricted Stock Units

A restricted stock unit gives the recipient the right to receive a number of shares of our common stock on the applicable vesting or other dates. Delivery of the restricted stock unit may be deferred beyond vesting as determined by the Administrator. The Administrator determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying common stock.

Term, Termination and Amendment

The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 31, 2024. No award may be granted under the Plan once it is terminated. Termination of the Plan shall not impair rights or obligations under any award granted while the Plan is in effect, except with the written consent of the grantee. The Board at any time, and from time to time, may amend the Plan; provided, however, no amendment shall be affected unless approved by our shareholders to the extent that shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or required by the rules of the principal national securities exchange or trading market upon which our common stock trades.

The Board at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the rights under the award shall not be impaired by any such amendment, except with the written consent of the grantee. In addition, any amendment of the purchase price or exercise price of any outstanding award will not be effective without shareholder approval.

The number of shares with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option or SAR, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Forfeiture

All vested or unvested awards are immediately forfeited at the option of the Board in the event that the recipient performs certain acts against the interests of the Company including termination as a result of fraud, dishonesty or violation of Company policy.

Adjustments upon Changes in Capitalization

The number of shares of common stock covered by each outstanding stock right, and the number of shares of common stock which have been authorized for issuance under the Plan as well as the price per share of common stock (or cash, as applicable) covered by each such outstanding option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Administrator.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

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Non-Qualified Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year.

Upon the exercise of a non-qualified stock option, the Company will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, the Company will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Transfer

All awards are transferable subject to compliance with the securities laws and the Plan.

APPROVAL OF THE RSU AGREEMENTS

As described above, our Board believes it is in the Company’s and the shareholders’ best interests to obtain shareholder approval of certain of the Company’s compensation plans and arrangements, and the Board sought and obtained Majority Shareholder approval by written consent of the Plan and certain RSU Agreements previously granted under the Plan. Shareholders have no rights under the DGCL or under our charter documents to exercise dissenters’ rights of appraisal with respect to the approval of the RSU Agreements.

Background and Description of the RSU Agreements

The Plan authorizes the Company to issue restricted stock units to the Company’s consultants, officers and directors as described above. On May 30, 2014, the Board of Directors approved the grant under the Plan of 20,000,000 RSUs to Marlin Capital Investments, LLC, a consultant providing the Company with high-level executive management services and business and financial consulting services. On May 30, 2014, the Board also approved the grant of 10,000,000 RSUs to Greg Brauser, the Company’s Chief Operating Officer, and 10,000,000 RSUs to Scott Frohman, the Company’s Chief Executive Officer and Director. All the RSUs will vest quarterly in approximately equal installments over a three-year period from the date of issuance or upon a “change in control” as defined in the Plan, subject to the consultant’s or individual’s continued service to the Company on each applicable vesting date. Delivery of the shares will take place on the third anniversary of the date of issuance.

The form of RSU Agreement is attached to this Information Statement as Appendix C. In addition, for a general description of the Company’s restricted stock units available under the plan, please see the section entitled “Restricted Stock Units” above.

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ADDITIONAL INFORMATION ABOUT THE COMPANY’S COMPENSATION PRACTICES

Director and Executive Compensation

The following information is related to the compensation paid, distributed or accrued by us to those persons serving as Chief Executive Officer (principal executive officer) during 2013 and 2012, and the two other most highly compensated executive officers serving at the end of the last fiscal year whose total compensation exceeded $100,000, if any. We refer to these persons as the “Named Executive Officers.”

2013 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)(1)	Stock Awards ($)(e)(2)	All Other Compensation ($)(i)	Total ($)(j)

David Rector (3)	2013	185,000	1,500,300	-	1,685,300
Former Chief Executive Officer

Arthur Leger (4)	2013	25,000	-	-	25,000
Former Chief Executive Officer	2012	95,000	-	-	95,000

(1) Represents cash compensation.

(2) The amounts in this column represents the fair value of the award as of the grant date as computed in accordance with FASB Accounting Standards Codification Topic 718. These amounts represent awards that are paid in options to purchase shares of our common stock or SARs and do not reflect the actual amounts that may be realized by the Named Executive Officers.

(3) Mr. Rector was appointed interim Chief Executive Officer on January 17, 2013. The Stock Awards represents 3,000,000 shares of the Company’s common stock which were to vest in three equal increments on January 17, 2014, January 17, 2015 and January 17, 2016. The shares were made fully vested upon his termination.

(4) Mr. Leger resigned as an executive officer on January 17, 2013. Does not include $20,000 for consulting services he provided in 2012 after he resigned as an executive officer. See the director compensation table.

Named Executive Officer Employment Arrangements

None of our Named Executive Officers has an employment agreement.

Termination Provisions

No executive officer is entitled to any severance rights.

Discretionary Bonuses

Each of our executive officers is eligible for discretionary bonuses as determined by the Board.

Outstanding Equity Awards At 2013 Fiscal Year-End

Listed below is information with respect to unexercised options and shares of common stock that have not vested for each Named Executive Officer outstanding as of December 31, 2013:

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($)(e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(h)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)(2)

David Rector	-	-	-	-	-	3,000,000	390,000	2,000,000	260,000

(1) Represents shares of common stock which were to vest in three equal installments on January 17, 2014, January 17, 2015 and January 17, 2016. In connection with his resignation, the shares were made fully vested in January 2014. The market value of the shares was calculated by multiplying $0.13, the closing price of the Company’s common stock on December 31, 2013, by the number of unvested shares.

(2) Represents shares which were to vest based on the Company meeting specific milestones in the exploration business. As described above, the Company ceased its exploration business in connection with the Share Exchange. The market value of the shares was calculated by multiplying $0.13, the closing price of the Company’s common stock on December 31, 2013, by the number of unvested shares.

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Equity Compensation Plan Information

The following chart reflects the number of awards granted under equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such plans as of December 31, 2013.

Name Of Plan	Number of shares of common stock to be issued upon exercise of outstanding Options, Warrants and Rights (a)	Weighted-average exercise price of outstanding options (b) ($)	Number of shares remaining available for future issuance under equity compensation plans (excluding the shares reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	3,300,000	0.49	3,700,000

Equity compensation plans not approved by security holders	-	-	-
Total	3,300,000	0.49	3,700,000

(1)	Includes, 300,000 options issued to a consultant of the Company and 3,000,000 shares granted in connection with the appointment of Mr. Rector as the Company’s Chief Executive Officer. The securities were granted under the Company’s 2012 Equity Incentive Plan which was approved by shareholders on October 29, 2012.

At December 31, 2013, the Company was authorized under the terms of its 2012 Equity Incentive Plan to issue up to 7,000,000 shares of common stock in the form of qualified incentive stock options, non-qualified stock options and restricted stock grants, issuable to the Company’s officers, directors, employees and consultants. The Plan is currently administered by our Board until such time as such authority is been delegated to a committee of the Board.

2013 Director Compensation

We do not pay cash compensation to our directors for service on our Board of Directors. Mr. Rector was not compensated for his service as a director and is therefore not included in this table. Non-employee members of our Board of Directors were compensated for 2013 as follows:

Name (a)	Stock Awards ($)(c)(1)	All Other Compensation ($)(d)(1)	Total ($)(j)

James Davidson (2)	250,050	-	250,050

Arthur Leger (3)	-	20,000	20,000

Oliver Lindsay (4)	-	-	-

(1)	The amounts in these columns represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. These amounts represent awards that are paid in shares or options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the directors.

(2)	On January 17, 2013, Mr. Davidson was granted 500,000 shares of restricted stock which were to vest in two equal installments on January 17, 2014 and January 17, 2015. On August 1, 2013, Mr. Davidson resigned and his shares did not vest.
(3)	Mr. Leger resigned as a director May 22, 2013. Represents payments for consulting services while serving as a director.

(4)	Mr. Lindsay resigned on January 3, 2013.

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Voting Securities and Principal Holders Thereof

The following table sets forth the number of shares of our common stock beneficially owned as of June 16, 2014 by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) our named executive officers for 2012 and (iv) all of our executive officers and directors of as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Vaporin, Inc. 4400 Biscayne Boulevard, Miami, FL 33137.

Title of Class	Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class (1)

Directors and Executive Officers:

Common Stock	Scott Frohman (2)	5,000,000	1.8%
Common Stock	David Rector (3)	8,000,000	2.9%
Common Stock	Arthur Leger (3)	0	0%
Common Stock	Gregory Brauser (4)	15,000,000	5.4%

Common Stock	All directors and executive officers as a group (2 persons)	20,000,000	8.3%

5% Shareholders:

Common Stock	Michael Brauser (5)	17,237,103	9.9%
Common Stock	Barry Honig (6)	17,237,103	9.9%
Common Stock	Melechdavid, Inc. (7)	17,237,103	9.9%

* Less than 1%.

(1) Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, convertible notes and preferred stock currently exercisable or convertible or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The table includes shares of common stock, warrants, convertible notes and preferred stock exercisable or convertible into common stock and vested or vesting within 60 days. Unless otherwise indicated in the footnotes to this table, we believe that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.

Percentages are based on the following securities outstanding (adjusted as required by rules of the SEC), as of June 16, 2014:

●	174,112,153 shares of common stock; and

●	105,000,000 shares of common stock underlying preferred stock.

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Holders of our outstanding preferred stock are precluded from converting if the conversion would cause them to be a beneficial owner of more than 9.99% of our common stock, which we refer to as the “Blocker”. Messrs. Michael Brauser and Barry Honig and Melechdavid, Inc. would be deemed to beneficially own more than 9.99% but for the Blocker. Consequently, their ownership disclosure does not include certain shares of common stock underlying their shares of preferred stock and warrants. Additionally, the shareholders are not entitled to vote the shares which are subject to the Blocker.

The 40,000,000 RSUs are not deemed issued for beneficial ownership purposes.

(2) An executive officer and a director.

(3) A former executive officer and/or director.

(4) An executive officer.

(5) Includes shares of common stock held by Grander Holdings 401K Inc., of which the reporting person is the trustee. Does not include all of the shares of common stock issuable upon the conversion of preferred stock as a result of a 9.99% blocker. Address is 4400 Biscayne Boulevard, Miami, Florida 33137.

(6) Includes (i) 1,687,500 shares of common stock held individually by Mr. Barry Honig, (ii) 2,833,000 shares of common stock held by GRQ Consultants, Inc. 401(K), of which the reporting person is the trustee, (iii) 375,000 shares of common stock held by GRQ Consultants, Inc. Roth 401(K), of which the reporting person is the trustee, and (iv) 375,000 shares of common stock held by GRQ Consultants, Inc. Defined Benefit Plan, of which the reporting person is the trustee. Does not include all of the shares of common stock issuable upon the conversion of preferred stock beneficially owned by Mr. Honig as a result of a 9.99% blocker. Address is 555 South Federal Highway, Suite 450, Boca Raton, Florida 33432.

(7) Mr. Mark Grousman has voting and dispositive power over the securities reported. Does not include all of the shares of common stock issuable upon the conversion of preferred stock as a result of a 9.99% blocker. Address is 100 South Pointe Drive, #1405, Miami Beach, Florida 33418.

Where You Can Find More Information

You can read and copy any materials that the Company files with the Securities and Exchange Commission at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

Delivery of Documents to Security Holders Sharing an Address

If you and one or more shareholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may call the Company at (212) 213-6805 or mail a request to receive separate copies to Vaporin, Inc., 4400 Biscayne Boulevard, Miami, FL 33137, Attention: Corporate Secretary, and we will promptly deliver the Information Statement to you upon your request. Shareholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

By Order of the Board of Directors

/s/ Scott Frohman
Scott Frohman
Chief Executive Officer, President and Director

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Appendix A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

Vaporin, Inc. (the ‘‘Company’’), a corporation organized and existing under the General Corporation Law of the State of Delaware (the ‘‘Delaware General Corporation Law’’), hereby certifies as follows:

1. The Company was incorporated by the filing of a Certificate of Incorporation with the Secretary of State of Delaware on June 2, 2009.

2. Pursuant to Sections 242 and 228 of the Delaware General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

3. Article FOURTH of the Certificate of Incorporation is amended by adding the following at the end thereof:

As of the close of business on _____ ___, 2014 (4:01 p.m. Eastern Daylight Time) (the ‘‘Reverse Split Date’’), each fifty shares of common stock issued and outstanding immediately prior to the Reverse Split Date (referred to in this paragraph as the ‘‘Old Common Stock’’) automatically and without any action on the part of the holder thereof will be reclassified and changed into one share of new common stock, par value $.0001 per share (referred to in this paragraph as the ‘‘New Common Stock’’), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that immediately prior to the Reverse Split Date represented outstanding shares of Old Common Stock (the ‘‘Old Certificates’’) will be entitled to receive, upon surrender of such Old Certificates to the Company for cancellation, a certificate or certificates (the ‘‘New Certificate’’, whether one or more) representing the number of whole shares (rounded down to the nearest whole share) of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Reverse Split Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. In lieu of any such fractional shares of New Common Stock, each shareholder with a fractional share will be entitled to receive, upon surrender of Old Certificates to the Company for cancellation, an amount in cash equal to the product of (i) the average of the closing trading prices (as adjusted to reflect the reverse stock split) of the Company’s common stock, as reported on the Over-The-Counter Bulletin Board, during the 20 consecutive trading days ending on the trading day immediately prior to the Reverse Split Date and (ii) such fraction. If more than one Old Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company determines that a holder of Old Certificates has not tendered all his, her or its certificates for exchange, the Company shall carry forward any fractional share until all certificates of that holder have been presented for exchange. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer. From and after the Reverse Split Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be an amount equal to the product of the number of issued and outstanding shares of New Common Stock and the $0.0001 par value of each such share.

4. This Certificate of Amendment to Certificate of Incorporation was duly adopted and approved by the shareholders of the Company on the 2nd day of July, 2014 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation as of __, 2014.

VAPORIN, INC.

By
Scott Frohman, Chief Executive Officer

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Appendix B

VAPORIN, INC. 2014 EQUITY INCENTIVE PLAN

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Vaporin, Inc. 2014 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Vaporin, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants, Officers and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants, Officers and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants, Officers and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) SARs, (d) Restricted Awards, and (e) Restricted Stock Units.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-Qualified Stock Option, a SAR, a Restricted Award or Restricted Stock Unit.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Awardholder” means any person to whom non-Qualified Options, Restricted Stock Units or SARs are granted pursuant to the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cashless Exercise” shall have the meaning in Section 6.4(b)(ii).

“Cause” means:

With respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

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With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the Director’s appointment; (d) wilful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5), as may be amended from time to time.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $.00001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Vaporin, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e) (3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

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“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Code Section 424. Mere service as a Director or payment of a Director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the principal market for the Common Stock is any national securities exchange, or the Over-the-Counter Bulletin Board, the OTC Markets or a similar system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or market on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means a Separation From Service for good reason within the meaning of Treasury Regulation Section 1.409A-1(n)(2), as may be amended from time to time.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-Qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

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“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Permitted Transferee” means: (a) a member of the Awardholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Awardholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Awardholder) control the management of assets, and any other entity in which these persons (or the Awardholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of an Award; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this Vaporin, Inc. 2014 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“SAR” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the SAR Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Separation From Service” shall carry the meaning of that phrase as interpreted under Treasury Regulation Section 1.409A-1(h), as may be amended from time, for all purposes of this Plan.

“Without Cause” means an involuntary Separation From Service within the meaning of Treasury Regulation Section 1.409A-1(n), as may be amended from time to time.

“10 Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

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(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee members and other Directors shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with pre-suit disputes arising from claims or allegations made by or on behalf of an Award recipient and any action, suit or proceeding or in connection with any appeal therein, to which the Company and/or Directors may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by such parties in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such parties did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such persons shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, a total of 25,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. During the term of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one year period, Options to purchase Common Stock and SARs with respect to more than 2,500,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 5,000,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall count toward the individual share limit set forth in this Section 4.

4.4 Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled SAR or other Awards that were not issued upon the settlement of the Award.

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5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants, Officers and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants, Officers and Directors following the Grant Date.

5.2 10 Percent Shareholders. A 10 Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding 10 Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-Qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-Qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding 10 Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-Qualified Stock Option. The Option Exercise Price of each Non-Qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-Qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) by wire transfer or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired; (ii) by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Cashless Exercise”); (iii) a “cashless” exercise program established with a broker; (iv) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (v) any combination of the foregoing methods; or (vi) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or through a Cashless Exercise) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

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6.5 Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-Qualified Stock Option. A Non-Qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-Qualified Stock Option does not provide for transferability, then the Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. The Committee (or an Officer if given authority to grant Options by resolution of the Board) at the time of granting an Award may provide for vesting terms based upon time of service to the Company and/or other criteria. Awards which do not vest shall be forfeited and the underlying Common Stock shall be available for future grant. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date 12 months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is 12 months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

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7. Provisions of Awards Other Than Options.

7.1 SARs.

(a) General.

Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. SARs may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements.

Any Related Right that relates to a Non-Qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Committee; provided, however, no SAR shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of SARs.

The Committee (or an Officer if given authority to grant SARs by resolution of the Board) at the time of granting an Award may provide for vesting terms based upon time of service to the Company and/or other criteria. Awards which do not vest shall be forfeited and the underlying Common Stock shall be available for future grant. The Committee may, but shall not be required to provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Exercise and Payment.

Upon exercise of a SAR, if a stock settled SAR the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the SAR that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the SAR or related Option. Otherwise, if a cash settled SAR, the holder shall be paid cash using the same formula. Payment with respect to the exercise of a SAR shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price.

The exercise price of a Free Standing SAR shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such SAR. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a SAR, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the SAR and related Option exceeds the exercise price per share thereof and no SARs may be granted in tandem with an Option unless the Committee determines that the requirements of Section 0 are satisfied.

(g) Reduction in the Underlying Option Shares.

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

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7.2 Restricted Awards.

(a) General.

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units.

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

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(ii) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d) Vesting of Restricted Awards.

The Committee (or an Officer if given authority to grant Options by resolution of the Board) at the time of granting an Award may provide for vesting terms based upon time of service to the Company and/or other criteria. Awards which do not vest shall be forfeited and the underlying Common Stock shall be available for future grant. The Committee may, but shall not be required to provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

(f) Stock Restrictions.

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

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9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and SARs, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.2 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-Qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-Qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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12. Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all Options and SARs shall become immediately exercisable with respect to 100% of the shares subject to such Options or SARs, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

To the extent practicable, any actions taken by the Committee under the immediately preceding clause shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or SAR with an exercise price (or SAR Exercise Price in the case of a SAR) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor.

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

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14. General Provisions.

14.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2 Clawback. Except as provided in a written agreement with the Participant, all Awards shall be subject to possible clawback as provided below. Any clawback as may be required to be made pursuant to any law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement) shall be automatic without further action by the Board or Committee and be incorporated in this Plan and all Award Agreements. The following clawback provisions shall be deemed to be incorporated in any Award Agreement, unless otherwise specified to the contrary.

(a) The Awardholder is dismissed as an employee based upon fraud, theft, or dishonesty, which is reflected in a written or electronic notice given to the employee;

(b) The Awardholder purchases or sells securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(c) The Awardholder breaches any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(d) The Awardholder competes with the Company by soliciting customers located within or otherwise where the Company is doing business within any state, or where the Company expects to do business within three months following ceasing to perform the Services and, in this later event, the Awardholder has actual knowledge of such plans;

(e) The Awardholder is unavailable for consultation after termination of the Awardholder if such availability is a condition of any agreement between the Company and the Awardholder;

(f) The Awardholder recruits Company personnel for another entity or business; within 24 months following termination of employment;

(g) The Awardholder fails to assign any invention, technology, or related intellectual property rights to the Company if such assignment is a condition of any agreement between the Company and the Awardholder;

(h) The Awardholder acts in a disloyal manner to the Company; or

(i) A finding by the Board that the Awardholder has acted against the interests of the Company.

14.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

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14.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13 Section 16. If the Company has a class of Common Stock registered under Section 12(b) or (g) of the Exchange Act, it is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14 Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

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14.15 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.16 Expenses. The costs of administering the Plan shall be paid by the Company.

14.17 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18 Section Headings. The Section headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically on March 31, 2024. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Vaporin, Inc. on March 31, 2014.

Vaporin, Inc.

Amendment to the 2014 Equity Incentive Plan

Vaporin, Inc. amends its 2014 Equity Incentive Plan (the “Plan”) as follows:

Section 4.1 of the Plan shall be deleted and replaced by the following:

4.1	Subject to adjustment in accordance with Section 11, a total of 50,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. During the term of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

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Appendix C

RESTRICTED STOCK UNIT AGREEMENT

This Restricted Stock Unit Agreement (this “Agreement”), entered into as of May 30, 2014 (the “Grant Date”), sets forth the terms and conditions of an award (this “Award”) of restricted stock units (“Units”) granted by Vaporin, Inc., a Delaware corporation (the “Company”), to ________ (the “Recipient”) under the 2014 Equity Incentive Plan (the “Plan”).

1. The Plan. This Award is made pursuant to the Plan, the terms of which are incorporated in this Agreement. Capitalized terms used in this Agreement that are not defined in this Agreement have the meanings as used or defined in the Plan. The Recipient hereby acknowledges receipt of the Plan.

2. Award. On the Grant Date, the Recipient was granted _______ Units.

3. Vesting/Forfeiture.

(a) The Units shall vest in twelve approximately equal quarterly increments with the first vesting date being August 31, 2014, subject to the Recipient continuing to perform services for the Company as an [employee/director/consultant] on each applicable vesting date. Vested Units shall be paid out in the form of shares of the Company’s common stock (“Common Stock”) with delivery of the Common Stock to take place on the third anniversary of the Grant Date. The Company will issue to the Recipient, in settlement of the Units and subject to the provisions of Section 9 below, the number of whole shares of Common Stock that equals the number of whole Units that become vested (less any shares of Common Stock withheld to satisfy applicable tax withholding requirements), and the vested Units will cease to be outstanding upon your receipt of such shares of Common Stock. No fractional shares will be issued in settlement of Units. Any fractional Units shall be rounded up during the initial four vesting periods, and thereafter rounded down. The Units shall fully vest upon a Change of Control (which means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5), as may be amended from time to time), with delivery of the shares of Common Stock to be issued immediately upon the occurrence of such Change of Control.

(b) Notwithstanding any other provision of this Agreement, upon resolution of the Board, all Units and shares of Common Stock subject to this Agreement, whether vested or unvested, will be immediately forfeited if any of the events specified in Section 25 of the Plan occur.

4. Profits on the Sale of Certain Shares; Cancellation. If any of the events specified in Section 25 of the Plan occur within one year following the date the Recipient last performed services as an [employee/director/consultant] of the Company (the “Termination Date”) (or such longer period required by any written employment agreement), all profits earned from the Recipient’s sale of the Company’s Common Stock during the two-year period commencing one year prior to the Termination Date shall be forfeited and forthwith paid by the Recipient to the Company. Further, in such event, the Company may at its option cancel the Unit and/or the Common Stock granted under this Agreement. The Company’s rights under this Section do not lapse one year from the Termination Date but are a contract right subject to any appropriate statutory limitation period.

5. Rights. The Recipient will receive no benefit or adjustment to the Units with respect to any cash or stock dividend, or other distributions except as provided for in the Plan. Further, the Recipient will have no voting rights with respect to the Units until the shares of Common Stock are issued.

6. Restriction on Transfer. The Recipient shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Units prior to the applicable vesting date.

7. Reservation of Right to Terminate Relationship. Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of the Recipient at any time, with or without cause.

8. Securities. In order to enable the Company to comply with the Securities Act of 1933 (the “Securities Act”) and relevant state law, the Company may require the Recipient, the Recipient’s estate, or any permitted transferee as a condition of issuing the Common Stock, to give written assurance satisfactory to the Company that the shares subject to the Units are being acquired for such person’s own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

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The Units and the underlying shares of Common Stock are further subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock underlying the Units upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issuance of the Common Stock, the Common Stock will not be issued unless such listing, registration, qualification, consent or approval shall have been effected.

9. Tax Withholding. The Recipient acknowledges and agrees that the Company may require the Recipient to pay, or may withhold from sums owed by the Company to the Recipient, any amount necessary to comply with the minimum applicable withholding requirements that the Company deems necessary to comply with any federal, state or local withholding requirements for income and employment tax purposes.

10. No Obligation to Minimize Taxes. The Company has no duty or obligation to minimize the tax consequences of this Award to the Recipient and will not be liable to the Recipient for any adverse tax consequences arising in connection with this Award. The Recipient has been advised to consult with his own personal tax, financial and/or legal advisors regarding the tax consequences of this Award.

11. 409A Compliance. The provisions of this Agreement and the issuance of the shares of Common Stock in respect of the Units is intended to comply with the short-term deferral exception as specified in Treas. Reg. § 1.409A-l(b)(4).

12. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar receipted delivery, as follows:

The Recipient: To the Recipient at the address on the signature page of this Agreement

The Company:	Vaporin, Inc.
4400 Biscayne Blvd., Ste. 850
Miami, Florida 33137
Attention: Chief Executive Officer

with a copy to:	Michael D. Harris, Esq.
Nason, Yeager, Gerson, White & Lioce, P.A.
1645 Palm Beach Lakes Boulevard, Suite 1200
West Palm Beach, Florida 33401
Email: mharris@nasonyeager.com

or to such other address as either of them, by notice to the other may designate from time to time.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

14. Attorney’s Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney’s fee, costs and expenses.

15. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected hereby and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

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16. Entire Agreement. This Agreement represents the entire agreement and understanding between the parties and supersedes all prior negotiations, understandings, representations (if any), and agreements made by and between the parties. Each party specifically acknowledges, represents and warrants that they have not been induced to sign this Agreement.

17. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations.

18. Headings. The headings in this Agreement are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

19. Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, except to the extent a party is seeking equitable relief, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Miami-Dade County, Florida (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date aforesaid.

WITNESSES:	VAPORIN, INC.

By:
Scott Frohman
Chief Executive Officer

RECIPIENT

[Name]

Address:

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